UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2023
ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE
This Current Report on Form 8-K is being filed in connection with the consummation on December 14, 2023 (the “Closing Date”), of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 29, 2023 (the “Merger Agreement”), by and among Ellington Financial Inc. (“EFC”), EF Merger Sub Inc., a direct wholly owned subsidiary of EFC (“Merger Sub”), Arlington Asset Investment Corp. (“AAIC”) and, solely for the limited purposes set forth in the Merger Agreement, Ellington Financial Management LLC, EFC’s external manger (“EFC Manager”). Pursuant to the Merger Agreement, on the Closing Date, AAIC merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Surviving Corporation”) of the merger (the “Merger”). The combined company will continue to operate under the name “Ellington Financial Inc.” and its shares of common stock, par value $0.001 per share (“EFC Common Stock”), will continue to trade on the New York Stock Exchange under the ticker symbol “EFC.” The following events took place in connection with the consummation of the Merger.
Item 1.01 Entry into a Material Definitive Agreement.
On December 14, 2023, immediately following the closing of the Merger, EFC contributed (the “Contribution”) all of the issued and outstanding shares of common stock, par value $0.01 per share, of Merger Sub, to Ellington Financial Operating Partnership LLC (the “Operating Partnership”), in exchange for common units, 7.00% Series D Cumulative Perpetual Redeemable Preferred Units (“Series D Units”) and 8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Units (“Series E Units”) of the Operating Partnership. In connection with the Contribution, EFC entered into the Amended and Restated Limited Liability Company Operating Agreement (the “A&R Operating Agreement”) of the Operating Partnership. The A&R Operating Agreement includes the following amendments, among other updates:
•Provide for the issuance of up to 379,668 Series D Units, with economic terms that mirror the terms of the 7.00% Series D Cumulative Perpetual Redeemable Preferred Stock, $0.001 par value per share, of EFC (“EFC Series D Preferred Stock”);
•Provide for the issuance of up to 957,133 Series E Units, with economic terms that mirror the terms of the 8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.001 par value per share, of EFC (“EFC Series E Preferred Stock”);
•Remove the managing member of the Operating Partnership and replace the managing member with a board of managers of the Operating Partnership, consisting of three individuals, each of whom will be appointed by the holders of a majority of the outstanding common units and LTIP units of the Operating Partnership, voting together as a single class; and
•Update the provisions of the A&R Operating Agreement to establish voting rights for LTIP units of the Operating Partnership, which will vote together with the common units as a single class on all matters that are subject to approval of the members of the Operating Partnership.
The number of common units, Series D Units and Series E Units issued by the Operating Partnership in the Contribution is equal to the number of shares of EFC Common Stock, EFC Series D Preferred Stock and EFC Series E Preferred Stock, respectively, that were issued in connection with the Merger. The issuance of the common units, Series D Preferred Units and Series E Preferred Units is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).
The foregoing description of the A&R Operating Agreement is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by, reference to the full text of the A&R Operating Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On the Closing Date, AAIC merged with and into Merger Sub, with Merger Sub continuing as the Surviving Corporation and EFC, Merger Sub, AAIC, and EFC Manager otherwise completed the Merger pursuant to the terms of the Merger Agreement. Additionally, the Articles of Merger were filed with the Virginia State Corporation Commission (the “SCC”) with an effective time and date of 9:00 a.m. Eastern Time, on the Closing Date (the “Effective Time”).
At the Effective Time, all of the property, assets, rights, privileges, immunities, purposes, powers and franchises of each of AAIC and Merger Sub vested in the Surviving Corporation without transfer, reversion or impairment, and all debts, obligations and liabilities of each of AAIC and Merger Sub became the debts, obligations and liabilities of the Surviving Corporation (including AAIC’s outstanding trust preferred securities, 6.75% Senior Notes due 2025 and 6.000% Senior Notes due 2026).

In addition, at the Effective Time, each outstanding share of Class A common stock, par value $0.01 per share, of AAIC (the “AAIC Common Stock”) (other than shares held by EFC or Merger Sub or by any wholly owned subsidiary of EFC, Merger Sub or AAIC immediately prior to the Effective Time, which were automatically canceled and retired and ceased to exist as of the Effective Time) was automatically converted into the right to receive:
•from EFC, 0.3619 newly issued shares of EFC Common Stock (the “Per Share Stock Consideration”); and
•from EFC Manager, a cash amount equal to $0.09 per share (the “Per Share Cash Consideration” and together with the Per Share Stock Consideration, the “Total Per Common Share Merger Consideration”).
No fractional shares of EFC Common Stock were issued in the Merger. Cash will be paid in lieu of any fractional shares of EFC Common Stock that would otherwise have been received as a result of the Merger.
Additionally, at the Effective Time, (i) each outstanding share of 7.00% Series B Cumulative Perpetual Redeemable Preferred Stock, $0.01 par value per share, of AAIC (“AAIC Series B Preferred Stock”), was automatically converted into the right to receive one newly issued share of EFC Series D Preferred Stock, which has rights, preferences, privileges and voting powers that are materially the same as those of the AAIC Series B Preferred Stock; and (ii) each outstanding share of 8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share, of AAIC (“AAIC Series C Preferred Stock”), was automatically converted into the right to receive one newly issued share of EFC Series E Preferred Stock, which has rights, preferences, privileges and voting powers that are materially the same as those of the AAIC Series C Preferred Stock.
Furthermore, each share of AAIC Common Stock issued under the Arlington Asset Investment Corp. 2021 Long-Term Incentive Plan, the Arlington Asset Investment Corp. 2014 Long-Term Incentive Plan, the Arlington Asset Investment Corp. 2011 Long-Term Incentive Plan, and AAIC’s Non-Employee Director Stock Compensation Plan (each, as amended from time to time, an “AAIC Equity Plan”) that was unvested and/or subject to a repurchase option or obligation, risk of forfeiture or other restriction and issued and outstanding as of immediately prior to the Effective Time, became, as of immediately prior to the Effective Time, fully vested and any limitations or restrictions with respect thereto lapsed as of immediately prior to the Effective Time, and each share of restricted stock, as of the Effective Time, was considered outstanding for all purposes of the Merger Agreement, including the right to receive the Total Per Common Share Merger Consideration.
In addition, each award of performance restricted stock units (“Performance RSUs”), other than awards of certain Performance RSUs that vest based on achievement of certain stock price thresholds (“Stock Price Performance RSUs”), issued under an AAIC Equity Plan that was outstanding as of immediately prior to the Effective Time, (i) as of immediately prior to the Effective Time, automatically became earned and fully vested with respect to (x) the number of shares of AAIC Common Stock subject to such award of Performance RSUs immediately prior to the Effective Time that would have vested as if the applicable performance goals set forth in the applicable award agreement had been achieved at maximum performance levels, and all restrictions, limitations and conditions with respect thereto lapsed as of immediately prior to the Effective Time, plus (y) the number of shares of AAIC Common Stock attributable to any dividend equivalent rights that were accrued with respect to such award of Performance RSUs but unpaid as of immediately prior to the Effective Time and (ii) was, with respect to the number of shares of AAIC Common Stock determined in accordance with the immediately preceding clause (i), as of the Effective Time, treated as a share of AAIC Common Stock for all purposes of the Merger Agreement, including the right to receive the Total Per Common Share Merger Consideration.
At the Effective Time, each Stock Price Performance RSU that was outstanding and unvested as of immediately prior to the Effective Time, (i) as of immediately prior to the Effective Time, became earned and fully vested with respect to (x) the number of shares of AAIC Common Stock subject to such Stock Price Performance RSU award that would have vested as if the performance goals set forth in the applicable award agreement were achieved at the actual level of performance, and all restrictions, limitations and conditions with respect thereto lapsed as of immediately prior to the Effective Time, plus (y) the number of shares of AAIC Common Stock attributable to any dividend equivalent rights that were accrued with respect to such award of Stock Price Performance RSUs but unpaid as of immediately prior to the Effective Time and (ii) was, with respect to the number of shares of AAIC Common Stock determined in accordance with the immediately preceding clause (i), as of the Effective Time, treated as a share of AAIC Common Stock for all purposes of the Merger Agreement, including the right to receive the Total Per Common Share Merger Consideration.
Each award of deferred stock units with respect to shares of AAIC Common Stock granted under an AAIC Equity Plan that was outstanding as of immediately prior to the Effective Time (i) as of immediately prior to the Effective Time, became fully vested and all restrictions, limitations and conditions with respect thereto lapsed as of immediately prior to the Effective Time and (ii) as of the Effective Time, was treated as a share of AAIC Common Stock for all purposes of the Merger Agreement, including the right to receive the Total Per Common Share Merger Consideration.

The issuances of shares of EFC Common Stock, EFC Series D Preferred Stock and EFC Series E Preferred Stock in connection with the Merger were registered under the Securities Act, pursuant to EFC’s registration statement on Form S-4 (Registration No. 333-273309), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on November 2, 2023 (as amended or supplemented, the “EFC S-4 Registration Statement”). The proxy statement/prospectus included in the EFC S-4 Registration Statement contains additional information regarding the Merger.
Per the terms of the transactions described in the Merger Agreement, approximately 11,040,800 shares of EFC Common Stock were issued in connection with the Merger. Former holders of AAIC Common Stock and holders of Arlington equity-based awards as of immediately prior to the Effective Time will own approximately 14% of the outstanding shares of EFC Common Stock following the consummation of the Merger.
The foregoing description of the Merger and the other transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to EFC’s Current Report on Form 8-K filed with the SEC on May 30, 2023, and is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
EFC filed with Secretary of State of the State of Delaware (i) a Certificate of Designations (the “Series D Certificate of Designations”) to designate 379,668 shares of EFC’s authorized preferred stock as shares of EFC Series D Preferred Stock and (ii) a Certificate of Designations (the “Series E Certificate of Designations”) to designate 957,133 shares of EFC’s authorized preferred stock as shares of EFC Series E Preferred Stock, each with an effective date of December 14, 2023. The terms of the EFC Series D Preferred Stock and the EFC Series E Preferred Stock have been previously described in the sections entitled “Description of EFC Capital Stock – EFC Series D Preferred Stock” and “Description of EFC Capital Stock – EFC Series E Preferred Stock,” respectively, of the EFC S-4 Registration Statement, which sections are hereby incorporated by reference.
The EFC Series D Preferred Stock and the EFC Series E Preferred Stock rank senior to EFC Common Stock with respect to rights to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of EFC.
The foregoing description of the EFC Series D Preferred Stock is qualified in its entirety by the full text of the Series D Certificate of Designations, which was previously filed as Exhibit 3.9 to EFC’s Form 8-A filed with the SEC on December 13, 2023, and is incorporated by reference herein as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the EFC Series E Preferred Stock is qualified in its entirety by the full text of the Series E Certificate of Designations, which was previously filed as Exhibit 3.10 to EFC’s Form 8-A filed with the SEC on December 13, 2023, and is incorporated by reference herein as Exhibit 3.2 to this Current Report on Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.
Item 7.01 Regulation FD Disclosure.
On the Closing Date, EFC issued a press release announcing the completion of the Merger described above in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.
The information included under this Item 7.01 (including Exhibit 99.1 to this Current Report on Form 8-K) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
Letter Agreement re: Director Designee
In the Merger Agreement, EFC agreed to take all necessary corporate action so that upon and after the Effective Time, the size of the board of directors of EFC (the “Board”) would be increased by one member, and AAIC would designate one individual (the “Director Designee”) to serve on the Board until EFC’s 2024 annual meeting of stockholders. On December 14, 2023, EFC, Merger Sub, EFC Manager, AAIC and J. Rock Tonkel, Jr. entered into a letter agreement, pursuant to which (i) AAIC informed EFC, Merger Sub and EFC Manager that AAIC designated Mr. Tonkel as the Director Designee, (ii) the parties to the Merger Agreement and Mr. Tonkel acknowledged their agreement that the Director Designee will not become a member of the Board until the earlier of (a) February 21, 2024 and (b) five business days following the date Mr. Tonkel provides the EFC with written notice of his desire to be appointed to the Board, and (iii) AAIC and Mr. Tonkel waived their rights under the Merger Agreement to the extent it required that the Director Designee become a member of the Board prior to the date referenced in the preceding clause (ii).
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
As permitted by Item 9.01(a)(3) of Form 8-K, the audited and unaudited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.
(b) Pro Forma Financial Information.
As permitted by Item 9.01(b)(2) and 9.01(a)(3) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.
(d) Exhibits.
EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of May 29, 2023, by and among Ellington Financial Inc., EF Merger Sub Inc., Arlington Asset Investment Corp. and, solely for the limited purposes set forth therein, Ellington Financial Management LLC (incorporated by reference to Exhibit 2.1 of Ellington Financial Inc.’s Current Report on Form 8-K filed with the SEC on May 30, 2023)

3.1
Certificate of Designations of 7.00% Series D Cumulative Perpetual Redeemable Preferred Stock of Ellington Financial Inc. (incorporated by reference to Exhibit 3.9 of Ellington Financial Inc.'s registration statement on Form 8-A filed on December 13, 2023)

3.2
Certificate of Designations of 8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock of Ellington Financial Inc. (incorporated by reference to Exhibit 3.10 of Ellington Financial Inc.'s registration statement on Form 8-A filed on December 13, 2023)

10.1	Amended and Restated Limited Liability Company Operating Agreement of Ellington Financial Operating Partnership LLC, dated as of December 14, 2023
99.1	Press Release of Ellington Financial Inc., dated December 14, 2023
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	December 14, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer